Smithfield

HICKORY SMOKED BACON
Smithfield
SPIRAL SLICED
ECKRICH
Smoked Sausa
Ready Crisp
BACON

Barclays Capital
Back-To-School
Consumer Conference
C. Larry Pope, President and Chief Executive Officer
Robert W. Manly, Executive Vice President and Chief Financial Officer
Smithfield Foods, Inc.
September 10, 2009

Forward-Looking Statements
 This presentation contains “forward-looking” statements within the meaning of the federal securities laws. The forward-looking statements include statements concerning the
 Company’s outlook for the future, as well as other statements of beliefs, future plans and strategies or anticipated events, and similar expressions concerning matters that are not historical facts. The Company’s forward-looking information and statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in, or implied by, the statements. These risks and uncertainties include the availability and prices of live hogs, raw materials, fuel and supplies, food safety, livestock disease, live hog production costs, product pricing, the competitive environment and related market conditions, hedging risk, operating efficiencies, changes in interest rate and foreign currency exchange rates, changes in our credit ratings, access to capital, the investment performance of the Company’s pension plan assets and the availability of legislative funding relief, the cost of compliance with environmental and health standards, adverse results from on-going litigation, actions of domestic and foreign governments, labor relations issues, credit exposure to large customers, the ability to make effective acquisitions and dispositions and successfully integrate newly acquired businesses into existing operations, the Company’s ability to effectively restructure portions of its operations and achieve cost savings from such restructurings and other risks and uncertainties described in the
 Company’s Annual Report on Form 10-K for fiscal 2009 and in its subsequent Quarterly
 Reports on Form 10-Q. Readers are cautioned not to place undue reliance on forward-looking statements because actual results may differ materially from those expressed in, or implied by, the statements. Any forward-looking statement that the Company makes speaks only as of the date of such statement, and the Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. Comparisons of results for current and any prior periods are not intended to express any future trends or indications of future performance, unless expressed as such, and should only be viewed as historical data.

Emerging As A Global Leader In
Packaged Meats

Smithfield
31%
Tyson
Foods
19%
JBS Swift
11%
Excel
9%
Hormel
7%
Other
23%

Smithfield

Pork
Sales: $10.5 billion
Operating Profit:
$395.2 million
•World’s largest pork
processor
•Sold approximately
3.1 billion pounds of
packaged meats in
FY09
•Processed 33 million
hogs in FY09
•Sold approximately
4.5 billion pounds of
fresh pork in FY09
Note: Fiscal 2009 sales (before eliminations) and operating profit
Source: United States Industry Data Successful Farming
(% of U.S. hogs processed)
Market Leader: Pork Processing

Market Leader: Packaged Meats

Smoked Hams 18%
Lunch Meats 13%
Hotdogs 11%
Spiral Hams 7%
Dry Sausage 6%
Smoked Sausage 6%
Bnls Water Cooked Hams 5%
Precooked Sausage 5%
Other Processed 10%
Bacon 19%

Smithfield

Smithfield sold
approximately 3.1
billion pounds of
packaged meats
in fiscal 2009
(% of Smithfield U.S. packaged meats volume)

International
Sales: $1.4 billion
Operating Profit:
$34.9 million
•Subsidiaries in
Poland, Romania and
the United Kingdom
•37% ownership of
Campofrío Food Group
(public company) with
#1 packaged meats
market share in
France, Spain, The
Netherlands, Belgium
and Portugal
•Joint ventures in
Mexico and China
Note: Fiscal 2009 sales (before eliminations) and operating profit
#1
#1
#1
#1
#1
#1
#1
Market Leadership: International

Smithfield
/Butterball
LLC[1]
22%
Jennie-O
19%
Cargill
14%
Sara Lee
4%
Other
41%

Other Segment
Sales: $251 million
Operating Loss:
$(46.6) million
•Butterball is the
largest turkey
processor in the U.S.
•Segment comprised
of turkey production
operations, 49%
interest in Butterball
and interest in live
cattle joint venture
operations
Note: Fiscal 2009 sales (before eliminations) and operating profit; includes amounts related to cattle operations
Source: United States Industry Data Successful Farming
1 49% owned joint venture
(% of U.S. turkeys processed)
Market Leader: Turkey Processing

Smithfield
18%
Seaboard Foods
4%
Christensen Family Farms
3%
Prestage Farms[1]
2%
Five producers[1,2]
8%
Other 66,000 producers
65%

Smithfield

Hog Production
Sales: $2.8 billion
Operating Loss:
$(521.2) million
•World’s largest hog
producer
•Produced 18.7
million hogs in U.S.
in FY09
•Produced 1.7
million hogs in
Poland and Romania
and 1.7 million hogs
at Mexican joint
ventures in FY09
Note: Fiscal 2009 sales (before eliminations) and operating loss
Source: United States Industry Data Successful Farming
1 The majority of hogs from Prestage Farms and Goldsboro Hog Farm are sold to Smithfield Foods under long-term contract
2 Approximate market shares of Five Producers: Cargill=2%; Iowa Select Farms=2%; The Pipestone System=1%; Goldsboro
Hog Farm=1%; The Hanor Company=1%; Total=8%
(% of U.S hogs produced)
Market Leader: Hog Production

The New Era of Smithfield

The New Era of Smithfield
• Restructured Pork Group primed for higher performance
 and stability of earnings
• Focus on synergies, efficiency, ROIC and margins
• Increased financial management with focus on
 deleveraging the balance sheet and maintaining strong
 liquidity
• Business focus on maximizing core assets
• Create better balance of earnings between hog
 production and pork processing

Pork Group Restructuring Update
• Streamlined Pork Group structure by reorganizing
 management team - DONE
• Consolidated seven IOC’s into three and closed five
 processing plants to date; sixth to close in third quarter -
 DONE
• Merged three fresh pork sales organizations into two and
 consolidated three overseas export teams into one -
 DONE
• Consolidated manufacturing platform to improve
 margins, lower operating costs and increase plant
 utilization - DONE
• Improved Pork Group base profitability - IN PROCESS

As a result of the Pork Group restructuring, Smithfield expects annual EBT improvements of $125 million by fiscal 2011

$140
$120
$100
$80
$60
$40
$20
$0
in millions
$32
$15
$3
$17
$6
$14
$74
$70
$47
$8
Capital requirements
One time expenses
Non-cash asset write-off
Annual EBT Improvements
FY 09
FY 10 Q1
FY 10
FY 11

Smithfield

$50 million
$37 million
$74 million
$125 million
Pork Group Restructuring Costs/Benefits

	Capital requirements	One time expenses	Non-cash asset write-off	Annual EBT Improvements
Total	$50 million	$37 million	$74 million	$125 million
Amount previously incurred/achieved	$18 million	$20 million	$74 million	$8 million
Amount remaining after FY 10 Q1	$32 million	$17 million	-	$117 million
Pork Group Restructuring Costs/Benefits

EBT from packaged meats rose by nearly $0.03 per pound in fiscal 2009

As a result of the Pork Group restructuring, Smithfield expects annual EBT improvements from packaged meats of $0.02 per pound by fiscal 2011

EBT ($ per lb)
$0.16
$0.14
$0.12
$0.10
$0.08
$0.06
$0.04
$0.02
$0.00
$0.04
$0.04
$0.04
$0.08
$0.11
$0.16
FY 05
FY 06
FY 07
FY 08
FY 09
FY 10 Q1

Smithfield

Note: FY 09 and FY 10 Q1 results before restructuring charges
Packaged Meats Margin Growth

EBT from packaged meats rose by nearly $85 million in fiscal 2009

As a result of the Pork Group restructuring, Smithfield expects annual EBT improvements from packaged meats of $80 million by fiscal 2011

EBT (in millions)
$350
$300
$250
$200
$150
$100
$50
$0
$102
$97
$136
$251
$335
$98
FY 05
FY 06
FY 07
FY 08
FY 09
FY 10 Q1

Smithfield

Note: FY 09 and FY 10 Q1 results before restructuring charges
Packaged Meats EBT Growth

Pork segment EBT
($ per head)
$16
$14
$12
$10
$8
$6
$4
$2
$0
$3.55
$0.72
$5.56
$0.40
$8.04
$3.93
$12.84
$1.28
FY 06
FY 07
FY 08
TTM FY10 Q1
Fresh pork
Packaged meats

Smithfield

Packaged meats
will continue to
drive pork
segment
earnings
contribution
$4.27
$5.96
$11.97
$14.12
Note: Results before restructuring charges
Packaged Meats Contribution

$150
$100
$50
$0
($50)
($100)
($150)
($200)
($250)
($300)
in millions
FY 05 Q1
FY 05 Q2
FY 05 Q3
FY 05 Q4
FY 06 Q1
FY 06 Q2
FY 06 Q3
FY 06 Q4
FY 07 Q1
FY 07 Q2
FY 07 Q3
FY 07 Q4
FY 08 Q1
FY 08 Q2
FY 08 Q3
FY 08 Q4
FY 09 Q1
FY 09 Q2
FY 09 Q3
FY 09 Q4
FY 10 Q1

Smithfield

Smithfield has
proactively
reduced the size
of its sow herd
by 13% in an
effort to return
hog production
to normalized
levels of
profitability
Hog Production Operating Profit (Loss)

Smithfield U.S. Sow Herd Reduction
120,000
80,000
40,000
0
Total= 130,000 sows
30,000
50,000
50,000
Feb-08
Dec-08
Jun-09

Smithfield

Smithfield will
produce
approximately 1.4
million fewer
market hogs in
fiscal 2010 and
approximately 2.2
million fewer
market hogs
annually thereafter
U.S. Sow Herd Reduction

Financial Management

Restructuring the Balance Sheet
• Reduced total debt
• Removed risk
 – Covenant
 – Liquidity
 – Maturities

	Size	Maturity
Asset-Based Revolving Credit Facility	$1.0 billion	July 2012
Senior Secured Notes	$625 million	July 2014
Senior Secured Notes	$225 million	July 2014
Term Loan Maturity Extension	$200 million	October 2013
New credit facility
contains no
currently
applicable
maintenance
covenants
Estimated
quarterly interest
expense is $65-70
million
Note: New credit facility requires that fixed charge coverage ratio must be at least 1.1 to 1.0 if availability is less than $120 million. The Company does not expect that availability will be below that threshold through fiscal year 2010.
Restructured $2 Billion In Debt

in millions
$1,200
$1,000
$800
$600
$400
$200
$0
$487
$921
$960
$1,104
$1,174
FY 09 Q1
FY 09 Q2
FY 09 Q3
FY 09 Q4
FY 10 Q1

Smithfield

Smithfield
continues to
improve liquidity
and has reduced
net debt by over
$1.1 billion from
the previous fiscal
year1
Note: Amounts reflect unused borrowing capacity under U.S. credit facility at quarter end plus invested and liquid cash
1 FY 09 Q1 versus FY 10 Q1
Improving Liquidity

in millions
$1,200
$1,000
$800
$600
$400
$200
$0
$282
$88
$638
$50
$1,000
$906
FY 10
FY 11
FY 12
FY 13
FY 14

Smithfield

Smithfield has no
significant debt
maturities until
fiscal 2012
Long-Term Debt Maturities

58%
57%
56%
55%
54%
53%
52%
51%
50%
49%
58%
56%
54%
56%
52%
FY 07
FY 08
FY 09
FY 10 Q1
FY 10 Q1 Pro forma

Smithfield

Goal is to reduce
debt to total
capitalization to
below 50% in next
24 months
Note: FY 10 Q1 Pro forma debt is net of short-term cash investments
Total Debt to Total Capitalization

Exports

Japan
45%
Mexico
23%
Other
12%
Russia
2%
Korea
3%
Canada
11%
China
4%

Mexico
19%
Canada
8%
Korea
7%
Japan
22%
China
19%
Other
14%
Russia
11%

Smithfield

U.S. pork
export
volume has
increased
263% since
2000
2008
4.7 billion
pounds; 23
million
hogs; 20%
of U.S.
production
2000
1.3 billion
pounds; 7
million
hogs; 7%
of U.S.
production
U.S. Pork Exports 2000 vs. 2008

Unreliable
Reliable
Other*
11%
Japan
22%
Russia
10%
China/HK
25%
Canada
3%
Mexico
24%
Korea
5%

Smithfield’s
export markets
vary in terms
of their level of
reliability
*Other Category consists of sales to the following countries: Taiwan, EU, Australia, Bahamas, Bermuda, Brazil, Bulgaria,
Caribbean, Chile, Columbia, Dominican Republic, El Salvador, Guatemala, Haiti, Honduras, Malaysia, New Zealand, Panama,
Philippines, Poland, Singapore, Cuba, and Vietnam
Export Customer Reliability

Conclusion

Conclusion
• Pork Group profitability is already benefitting from
 restructuring plan and will increase in fiscal 2010 and
 2011
• Packaged meats business performing at record levels
• Continuing to maintain very strong liquidity position,
 reduce debt and strengthen the balance sheet
• Hog production results will improve as herd reductions
 accelerate and supply is reduced
• Company continues to position the overall business for
 much stronger earnings